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                       AMERICAN PORTFOLIOS HOLDINGS, INC.
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                                  STOCK OPTION
                                      PLAN


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                                      2001
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                       AMERICAN PORTFOLIOS HOLDINGS, INC.
                             2001 STOCK OPTION PLAN

     1. Plan; Purpose; General. The purpose of this Stock Option Plan (the "Plan") is to advance the interests of American Portfolios Holdings, Inc. and present and future subsidiaries (as defined in Section 9(b)) of American Portfolios Holdings, Inc. (hereinafter inclusively referred to as the "Company") by enhancing the ability of the Company to attract and retain selected Employees (as defined below), consultants, and advisors (collectively the "Participants") by creating for such Participants incentives and rewards for their contributions to the success of the Company, and by encouraging such Participants to become owners of shares of the Company's Common Stock, par value $.001 per share, as the title or par value may be amended ("Shares") through the acquisition and exercise of stock options ("Options") and Stock Purchase Rights (as defined in Section 9(c)(v)).

     In accordance with Section 3 below, Options granted pursuant to this Plan may be incentive stock options ("Incentive Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), options which are not so qualified ("Non-Qualified Options"), or options which may be afforded favorable tax treatment under the laws of other jurisdictions ("Other Options") (such Incentive Options, Non-Qualified Options or Other Options are collectively called, the "Options"). However, notwithstanding any such designation, to the extent the aggregate Fair Market Value (defined in Section 9(c)) of the Shares with respect to which Incentive Stock Options are exercisable by a Participant for the first time during any calendar year exceeds $100,000, such Options shall be treated as Non-Qualified Options if so exercised. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted. 2. Effective Date of Plan. This Plan will become effective upon its approval by the Board of Directors ("Board"). This Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board.

     3. Administration of the Plan. The Plan will be administered by the Board. The Board will have authority, not inconsistent with the express provisions of this Plan, to take all action necessary or appropriate thereunder, to interpret its provisions, and to decide all questions and resolve all disputes which may arise in connection therewith. Such determinations of the Board shall be conclusive and shall bind all parties.

     The Board may, in its discretion, delegate its powers with respect to the Plan to one or more employee benefit plan committees or any other committee ("Committee"), in which event all references to the Board hereunder, including without limitation the references in Section 10, shall be deemed to refer to the Committee. The Committee shall consist of not fewer than two (2) members; provided, however, that if the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act"), each of the members of the Committee must be a "non-employee director" as that term is defined in Rule 16b-3 adopted pursuant to the Exchange Act. In addition, at any time the Company is subject to Section 162(m) of the Code, each member of the Committee shall be an "outside director" within the meaning of such Section. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by the majority of its members present at a meeting. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by all of the Committee members. Subject to the foregoing, from time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution thereof, or fill vacancies however caused.

     The Board and the Committee (if any) shall have the authority, consistent with the terms of this Plan, to determine (i) eligibility, (ii) the number of and exercise price of Options or Stock Purchase Rights granted under this Plan including, without limitation, the initiation of a program whereby outstanding Options are exchanged for Options with a lower exercise price (an "Option Exchange Program); and (iii) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Shares covered by such Option or Stock Purchase Right shall have declined since the date of issuance. No member of the Board and the Committee (if any) shall act upon any matter affecting any Option or Stock Purchase Right granted or to be granted to such members under this Plan; provided, however, that nothing contained herein shall be deemed to prohibit a member of the Board from acting upon any matter generally affecting the Plan or Options or Stock Purchase Rights granted thereunder.

     4. Eligibility. The Participants in the Plan shall be all Employees, consultants and advisors of the Company; provided, however, that Incentive Options shall only be granted to Employees of the Company. 5. Grant of Options.
(a) The Board shall grant Options to Participants that the Board, in its sole discretion, may select. Options shall be granted in accordance with the terms and conditions set forth in Section 6 hereof and on such additional terms and conditions as the Board shall determine. Such terms and conditions may include a requirement that a Participant sell to the Company any Shares acquired upon exercise of Options upon the Participant's termination of employment on such terms and conditions as the Board may determine. Incentive Options shall be granted on terms that comply with Section 422 of the Code and the Regulations thereunder. (b) No Options or Stock Purchase Rights shall be granted ten (10) years from the date this Plan is adopted by the Board, but Options and Stock Purchase Rights previously granted may extend beyond that date. (c) The number of Shares issuable upon exercise of Options pursuant to this Plan is limited to 2,000,000 Shares.

     6. Terms and Conditions of Options.

     (a) Exercise Price. The purchase price per share for Shares issuable upon exercise of Options shall be determined by the Board; provided, however, that the purchase price for Shares issuable under of Incentive Options shall be a minimum of 100% of Fair Market Value on the date of grant, as determined by the Board. For this purpose, "Fair Market Value" will be determined as set forth in
Section 9 hereof. Notwithstanding the foregoing, if any person to whom an Option is to be granted owns in excess of ten (10%) percent of the outstanding capital stock of the Company (a "Principal Stockholder"), then Incentive Options shall be granted to such person only for 110% or more of the Fair Market Value on the date of grant as determined by the Board.

     (b) Term of Options. The expiration of each Option shall be fixed by the Board, in its discretion, at the time such Option is granted. No Option shall be exercisable after the expiration of ten (10) years from the date of its grant, or after the expiration of five (5) years from the date of its grant in the case of an Incentive Option granted to a Participant who is a Principal Stockholder on the date of such grant, and each Option shall be subject to earlier termination as expressly provided in Section 6 hereof, or as determined by the Board, in its discretion, on the date such Option is granted.

     (c) Payment for Delivery of Shares. Shares purchased under Options shall be issued only upon receipt by the Company of full payment of the purchase price for the Shares as to which the Option is exercised. Payment for Shares may be made (i) in cash, (ii) by certified or bank check payable to the order of the Company in the amount of the purchase price, (iii) by delivery of Shares owned by the Participant that (x) in the case of Shares acquired directly from the Company, shall have been owned by the Participant for more than six (6) months on the date of surrender, (or such other period as may be required to avoid a charge to the Company's earnings), and (y) having an aggregate Fair Market Value equal to the purchase price, (iv) by any combination of the methods of payment described in (i) through (iii) above, or (iv) by such other method as the Board may permit at the time the Option is granted or exercised, in its sole discretion.

     The Company shall not be obligated to deliver any Shares unless and until, in the opinion of the Company's counsel, all applicable Federal and state laws and regulations have been complied with and until all other legal matters in connection with the issuance and delivery of Shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the person exercising an Option such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Securities Act of 1933, as amended ("Act") and applicable state securities laws.

     (d) Legend on Certificates. The stock certificates representing the Shares shall carry such appropriate legends, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Act or any state securities laws.

     (e) No Rights as Stockholder. A Participant or a transferee (if permitted) of an Option or Stock Purchase Right shall have no rights as a Stockholder with respect to any Shares covered by the Option until the date of the issuance of a stock certificate to him for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8 hereof.

     (f) Vesting. The Board may impose such vesting requirements as it determines at the time of grant.

     (g) Non-Transferability of Options. Options shall not be sold, assigned, or otherwise transferred or disposed of in any manner whatsoever, except as provided in Section 6(h)(iii) hereof.

     (h) Termination of Relationship. (i) Except as otherwise provided for in an Option or other agreement between the Company and a Participant, upon the termination of a Participant's status as an Employee, consultant, or advisor, for any reason other than as set forth in subsections (ii), (iii), and (iv) below, the following provisions shall apply. Such Participant may exercise Options to the extent exercisable on the date of termination within three (3) months (or such shorter time as may be specified in the grant) after the date of such termination. To the extent that the Participant was not entitled to exercise the Option at the date of such termination, or does not exercise such Option within the time specified herein, such Option shall terminate.

     (ii) In the event of termination of a Participant's status as an employee as a result of "permanent disability" (as such term is defined in any contract of employment between the Company and the Participant or, if not defined, then such term shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of twelve (12) months), the Participant may exercise the Option, but only to the extent such Option was exercisable on the date the Participant ceased working as the result of the permanent disability. Such exercise must occur within twelve (12) months (or such shorter time as is specified in the grant) from the date on which the Participant ceased working as a result of the permanent disability. To the extent that the Participant was not entitled to exercise such Option on the date the Participant ceased working, or does not exercise such Option within the time specified herein, such Option shall terminate.

     (iii) In the event of the death of a Participant, the Option may be exercised, at any time within twelve (12) months following the date of death (or such shorter time as may be specified in the grant), by the Participant's estate or by a person who acquired the right to exercise the Option by will or the applicable laws of descent or distribution, but only to the extent such Option was exercisable on the date of the Participant's death. To the extent that the Participant was not entitled to exercise such Option on the date of death, or the Option is not exercised within the time specified herein, such Option shall terminate.

     (iv) The Board shall have the authority to extend the expiration date of any outstanding Option in circumstances in which it deems such action to be appropriate (provided that no such extension shall extend the term of an Option beyond the date on which the Option would have expired if no termination of the Participant's relationship's with the Company had occurred).

     (i) Financial Assistance. The Company is vested with authority under this Plan to assist any Employee to whom an Option is granted hereunder in the payment of the purchase price payable on exercise of that Option, by lending the amount of such purchase price to such Employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board.

     (j) Withholding Taxes. (i) To the extent required by applicable federal, state, local or foreign law, a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an Option exercise, grant of Stock Purchase Rights or any sale of Shares. The Company shall not be required to issue Shares until such obligations are satisfied. The Board may permit these obligations to be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued to the Participant upon exercise of the Option, the issuance of Stock pursuant to Stock Purchase Rights or to the extent permitted, by tendering Shares previously acquired. In the case of a Participant who is an employee of the Company, the employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment(s) otherwise payable after the date of exercise of an Option.

     (ii) If the Participant or transferee of an Option makes a "disposition" (within the meaning of Section 424(c) of the Code) of Shares issued upon exercise of an Incentive Option within two (2) years from the date of grant, or within one (1) year from the date the Shares are transferred to the Participant or transferee of an Option, such Participant or transferee of an Option shall, within ten (10) days of disposition, notify the Board and deliver to it any withholding and employment taxes due. However, if the Participant or transferee of an Option is a person subject to Section 16(b) of the Exchange Act, delivery of any withholding and employment taxes due may be deferred until ten days after the date any income on the disposition is recognized under Section 83 of the Code. The Company may cause a legend to be affixed to certificates representing Shares issued upon exercise of Incentive Options to ensure that the Board receives notice of disqualifying dispositions.

     7. Stock Purchase Rights.

     (a) Stock Purchase Rights may be issued either alone, in addition to, or in tandem with Options granted under this Plan. After the Board determines that it will offer Stock Purchase Rights under this Plan, it shall advise the Participant in writing or electronically, by means of a "Notice of Grant", which shall contain the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a "Restricted Stock Purchase Agreement" in the form determined by the Board.

     (b) If the Board so determines, in its sole discretion, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option (a "Repurchase Option") exercisable upon the voluntary or involuntary termination of the Participant's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be equal to the original price paid by the Participant's and may be paid by cancellation of any indebtedness of the purchaser to the Company. The Repurchase Option shall lapse at a rate to be determined by the Board.

     (c) The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board in its sole discretion.

     (d) Upon the exercise of the Stock Purchase Right, the payment of the requisite purchase price and delivery of the Shares purchased, the Participant shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 8 of the Plan.

     8. Shares Subject to Plan.

     (a) Number of Shares and Stock to be Delivered. Shares delivered pursuant to this Plan shall in the discretion of the Board be authorized but unissued Shares or previously issued Shares acquired by the Company. If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under this Plan (unless this Plan has been terminated); provided, however, that Shares that have actually been issued under this Plan, whether upon exercise of an Option or Stock Purchase Right, shall not be returned to this Plan and shall not become available for future distribution under this Plan, except that if Shares issued upon exercise of an Option or Stock Purchase Right are repurchased by the Company pursuant to an agreement with the holder thereof, at their original purchase price, such Shares shall become available for future grant under this Plan. Subject to adjustment as described below, the aggregate number of Shares which may be delivered under this Plan shall not exceed ___ Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

     (b) Changes in Stock. (i) In the event of a stock dividend, stock split or combination of Shares, recapitalization, merger in which the Company is the surviving Company or other change in the Company's capital stock, the number and kind of Shares of stock or securities of the Company to be subject to this Plan and to Options and Stock Purchase Rights then outstanding or to be granted thereunder, the maximum number of Shares or securities which may be delivered under this Plan, the Option or Stock Purchase Right price and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons.

     The Board may also adjust the number of Shares subject to outstanding Options or Stock Purchase Rights, the exercise price of outstanding Options or Stock Purchase Rights and the terms of outstanding Options or Stock Purchase Rights to take into consideration material changes in accounting practices or principles, consolidations or mergers (except those described in the immediately preceding paragraph), acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortions in the operation of this Plan. (ii) In the event of (x) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned Subsidiary, a reincorporation of the Company in a different jurisdiction, or other transactions which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Options and Stock Purchase Rights granted under this Plan are assumed, converted or replaced by the successor or acquiring corporation, which assumption, conversion or replacement will be binding on all Participants), or (y) the sale of all or substantially all of the assets of the Company, then (unless in the opinion of the Board adequate provision has been made for the assumption, conversion, replacement, substitution, or preservation by the successor or acquiring corporation or the Company, which assumption, conversion, replacement, substitution, or preservation will be binding on all Participants), all Options and Stock
Purchase Rights shall immediately vest on such conditions as the Board determines, and, if such Options and Stock Purchase Rights are not exercised prior to the consummation of such event, they shall then terminate.

     9. Certain Definitions. Certain terms used in this Plan have been defined above. In addition, as used in this Plan, the following terms shall have the following meanings:

     a. An "Employee" means any person, including officers and directors, employed by the Company or any Subsidiary.

     b. A "Subsidiary" is any company (i) in which the Company owns, directly or indirectly, stock possessing fifty (50%) percent or more of the total combined voting power of all classes of stock or (ii) over which the Company has effective operating control.

     c. The "Fair Market Value" of the Shares shall mean:

     (i) If the Shares are then Publicly Traded, the closing price of the Shares as of the day in question (or, if such day is not a trading day in the principal securities market or markets for such Shares, on the nearest preceding trading day), as reported with respect to the market (or the composite of markets, if more than one) in which Shares are then traded, or, if no such closing prices are reported, on the basis of the mean between the high bid and low asked prices for the Shares on that day on the principal market or quotation system on which Shares are then quoted, or, if not so quoted, as furnished by a professional securities dealer making a market in such Shares selected by the Board; or

     (ii) If the Shares are then not Publicly Traded, the price at which one could reasonably expect such Shares to be sold in an arm's length transaction, for cash, other than on an installment basis, to a person not employed by, controlled by, in control of or under common control with the issuer of such Shares. Such Fair Market Value shall be that which has concurrently or most recently been determined for this purpose by the Board, or at the discretion of the Board by an independent appraiser or appraisers selected by the Board, in either case giving due consideration to (1) recent transactions involving Shares, if any, (2) the issuer's net worth, (3) prospective earning power and dividend-paying capacity, (4) the goodwill of the issuer's business, (5) the issuer's industry position and its management, (6) the industry's economic outlook, (7) the value of securities of issuers whose Shares are Publicly Traded and which are engaged in similar businesses, (8) the effect of transfer restrictions to which such Shares may be subject under law and under the applicable terms of any contract governing such Shares, (9) the absence of a public market for such Shares, and (10) other matters as the Board or its appraiser or appraisers deem pertinent. The determination by the Board or its appraiser or appraisers of the Fair Market Value shall, if not unreasonable, be conclusive and binding notwithstanding the possibility that other persons might make a different, and also reasonable, determination. If the Fair Market Value to be used was thus fixed more than twelve (12) months prior to the day as of which Fair Market Value is being determined, it shall in any event be no less than the book value of the Shares being valued at the end of the most recent period for which financial statements of the Company are available: ___ Shares are "Publicly Traded" if stock of that class is listed or admitted to unlisted trading privileges on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. ("NASD") or if sales or bid and offer quotations are reported for that class of stock in the automated quotation system operated by NASDAQ.

     (iii) "Restricted Stock" means Shares acquired pursuant to a grant of a Stock Purchase Right.

     (iv) A "Stock  Purchase  Right" is the right to purchase Shares pursuant to
Section 7 of the Plan.

     10. Indemnification of Board. In addition to and without affecting such other rights of indemnification as they may have as members of the Board or otherwise, each member of the Board shall be indemnified by the Company to the extent legally possible against reasonable expenses, including attorney's fees, actually and reasonably incurred in connection with any appeal therein, to which he may be a party by reason of any action taken or failure to act under or in connection with this Plan, or any Option granted thereunder, and against all judgments, fines and amounts paid by him in settlement thereof; provided that such payment of amounts so indemnified is first approved by a majority of the members of the Board who are not parties to such action, suit or proceedings, or by independent legal counsel selected by the Company, in either case on the basis of a determination that such member acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; and except that no indemnification shall be made in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member is liable for a breach of the duty of loyalty, bad faith or intentional misconduct in his duties; and provided further, that the Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend same.

     11. Amendment and Termination of the Plan. The Board may at any time amend, alter, suspend, discontinue or terminate this Plan, but no amendment, alteration, suspension, discontinuance or termination (other than as provided for herein) shall be made that would materially and adversely affect the rights of any Optionee or holder of Stock Purchase Rights under any outstanding grant, without his or her consent. In addition, to the extent necessary and desirable to comply with the applicable laws, rule or regulation, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such as degree is required.

     12. General Provisions.

     a. Rule 16b-3. With respect to Participants subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of this Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

     b. Headings. The headings contained in this Plan and in any Option or Restricted Stock Purchase Agreement are included only for convenience, and they shall not be construed as a part of this Plan or Option agreement or in any respect affecting or modifying its provisions.

     c. Number and Gender. The masculine, feminine and neuter, wherever used in this Plan or in any Option agreement, shall refer to either the masculine, feminine or neuter and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

     d. Governing Law. The place of administration of this Plan and each Option agreement shall be in the State of New York. The corporate law of the Company's state of incorporation shall govern issues related to the validity and issuance of Shares. Otherwise, this Plan and each Agreement shall be construed and administered in accordance with the laws of the State of New York, without giving effect to principles relating to conflict of laws.

     e. No Employment Contract. Neither the adoption of this Plan nor any benefit granted hereunder shall confer upon any employee any right to continued employment nor shall this Plan or any benefit interfere in any way with the right of the Company to (i) terminate the employment of any of its employees at any time; or (ii) to increase or decrease the compensation of any of its employees from the rate in existence at the time of the grant of any Option.

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